SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 7, 2000

                          NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                          333-33223                       06-1444203
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830

               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

On September 7, 2000, AmeriServe Food Distribution, Inc. announced that it had closed the sale of the stock of its foodservice distribution business in Canada, AmeriServe of Canada, Ltd., to a company wholly-owned by Prizsm Brandz LP, a Canadian limited partnership, for slightly in excess of U.S.$1 million in cash.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Exhibit 99.14 --  Press Release dated September 7, 2000



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        NEBCO EVANS HOLDING COMPANY

                                        By: /s/ Kevin J. Rogan
                                           -------------------------------------

                                        Name:  Kevin J. Rogan
                                        Title: Vice President and Secretary

Date: September 8, 2000